Baumann, Raymondo
& Company PA
CERTIFIED PUBLIC ACCOUNTANTS

April 18, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Infinium Labs, Inc.
Form 10-KSB

Gentlemen:

We hereby consent to the incorporation of our report as independent auditors accompanying the audited financial statements of Infinium Labs, Inc. ("Infinium") as of October 31, 2003, and for the period December 9, 2002 to October 31, 2003, issued in connection with Infinium's filing of its 2004 Annual Report being filed under cover of Form 10-KSB.

Very truly yours,

Baumann, Raymondo & Company PA

Baumann, Raymondo & Company P.A.
Certified Public Accountants

405 North Reo Street • Suite 200 • Tampa, FL 33609
(813) 288-8826 • Fax: (813) 288-8836 • Email: cpatpa@brcpaweb.com • Internet: www.brcpaweb.com